Exhibit 10.39


             AMENDMENT NO. 5 AND LIMITED WAIVER TO CREDIT AGREEMENT


         This AMENDMENT NO. 5 AND LIMITED WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of February 22, 2008, by and among RADNET MANAGEMENT, INC., a California corporation (the "Borrower"), the other persons designated as Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent ("Agent") and the Persons signatory thereto from time to time as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (each as hereinafter defined).

                                    RECITALS

         WHEREAS, the Borrower, the Credit Parties, Agent and Lenders have entered into that certain Credit Agreement dated as of November 15, 2006 (as amended by that certain (i) Limited Waiver and Amendment No. 1 to Credit Agreement dated as of April 5, 2007, (ii) Amendment No. 2 to Credit Agreement dated as of May 30, 2007, (iii) Amendment No. 3 to Credit Agreement dated as of August 23, 2007 and (iv) Amendment No. 4 to Credit Agreement dated as of December 3, 2007, and as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrowers, Agent, Requisite Lenders and the Supermajority Revolving Lenders have agreed to the amendments and limited waiver as set forth herein;

         NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Amendments to Credit Agreement.

                    (a) Amendment to Section 1.1(a). Section 1.1(a) of the Credit Agreement is hereby amended by amending and restating the third and fourth sentence therein to read in their entirety as follows:

                  "Amounts borrowed under this subsection (a) are collectively referred to as the "Initial Term Loan B and together with any Incremental Term Loan (as defined below), the "Term Loan B"." Borrower shall repay the Initial Term Loan B through periodic payments on the dates and in the amounts indicated below (together with any scheduled payments of the Incremental Term Loan, "Scheduled Installments")."


                  (b) Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new clause (g):

                           "(g) Incremental Loans.

                  (i) Borrower may make up to five requests for an incremental term loan (the "Incremental Term Loan") or incremental revolving loan (the "Incremental Revolving Loan"), each such request being for at least $5,000,000, and in an aggregate amount not to exceed $40,000,000 for all such requests pursuant to delivery of a written request from the Borrower to the Agent. Each such notice shall specify the date (an "Increase Effective Date") on which the Borrower proposes that the increased or new Commitments shall be effective, which date shall be a date not less than ten (10) Business Days after such request is delivered to the Agent. The increased or new Commitments shall become effective on the applicable Increase Effective Date as long as each of the following conditions have been met:

                           (A) no Default or Event of Default has occurred or is continuing or would result after giving effect to such Incremental Term Loan or Incremental Revolving Loan;

                           (B) (1) the maturity date of any Incremental Term Loan, the weighted average life of any Incremental Term Loan, the effective yield to the Lenders under such Incremental Term Loan (including interest, fees received ratably by such Lenders and original issue discount) shall be the same as the Initial Term Loan B, as applicable, at the time such Incremental Term Loan is funded and (2) any Incremental Revolving Loan shall become part of the Revolving Loans with the same maturity, interest, fees and terms as the Revolving Loans;

                           (C) the Borrower has provided evidence reasonably satisfactory to the Agent that the Borrower would have been in compliance with the financial covenants set forth in Section 6 assuming that the Incremental Term Loan or Incremental Revolving Loan, as applicable, had been incurred on the last day of the then most recently completed Fiscal Quarter; and

                           (D) the Agent shall have received amendments to this Agreement and the Loan Documents, joinder agreements for any new Lenders, and all other promissory notes, agreements, documents and instruments reasonably satisfactory to the Agent in its reasonable discretion evidencing and setting forth the conditions of the Incremental Term Loan or Incremental Revolving Loan, as applicable.

                  (ii) Each Lender which (a) holds a Term Loan B on the date the Borrower delivers a written request to the Agent for a Incremental Term Loan or a Revolving Loan on the date the Borrower delivers a written request to the Agent for an Incremental Revolving Loan and (b) notifies the Agent in writing within five (5) days of receipt of written notice from the Agent that Borrower has requested an Incremental Term Loan or Incremental Revolving Loan, as applicable, shall have the right to fund its pro rata share of the Incremental Term Loan or Incremental Revolving Loan, as applicable, based upon its share of the Term Loan B Commitment or the Revolving Loan Commitment, as applicable, as of the date the Agent originally received the applicable notice from the Borrower. Notwithstanding anything contained herein or otherwise to the contrary, no Lender shall have any obligation to fund all or any portion of, or participate in, the Incremental Term Loan or the Incremental Revolving Loan. Amounts of the Incremental Term Loan which are repaid may not be reborrowed.

                  (iii) On any Increase Effective Date on which Incremental Revolving Loans are effected, subject to the satisfaction of the foregoing terms and conditions, (A) each of the Lenders with Revolving Loan Commitments shall assign to each Lender with an Incremental Revolving Loan (each, an "Incremental Revolving Loan Lender") and each of the Incremental Revolving Loan Lenders shall purchase from each of the Lenders with Revolving Loan Commitments, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans on such Increase Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by existing Lenders with Revolving Loan and Incremental Revolving Loan Lenders ratably in accordance with their Revolving Loan Commitments after giving effect to the addition of such Incremental Revolving Loans to the Revolving Loan Commitments, (B) each Incremental Revolving Loan shall be deemed for all purposes a Revolving Loan Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Loan and (C) each Incremental Revolving Loan Lender shall become a Lender with respect to the Revolving Loan Commitment and all matters relating thereto.


                  (iv) On any Increase Effective Date on which Incremental Term Loans are effected, subject to the satisfaction of the foregoing terms and conditions, (A) each Lender with an Incremental Term Loan (each, an "Incremental Term Loan Lender") shall make a Loan to the Borrower in an amount equal to the amount of the Incremental Term Loan such Lender has committed to fund and (B) each Incremental Term Loan Lender shall become a Lender hereunder with respect to the Incremental Term Loan. Amounts of the Incremental Term Loan repaid may not be reborrowed.

                  (v) Each of the Borrower, Lenders and Agent acknowledges and agrees that an Incremental Term Loan or Incremental Revolving Loan (and related amendments and documents described in clause (iv) above) meeting the conditions set forth in this Section 1.1(g) shall not require the consent of any Lender other than those Lenders, if any, which have agreed to participate in the Incremental Term Loan or the Incremental Revolving Loan, as applicable."

                           (c) Amendment to Section 1.2(a). Section 1.2(a) of
the Credit Agreement is hereby amended by (i) replacing each occurrence of the term "2.00%" with the term "3.25%" and (ii) replacing each occurrence of the term "3.50%" with the term "4.25%" therein.

                           (d) Amendment to Section 1.3(a). Section 1.3(a) of
the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Fee Letter. Borrower shall pay to GE Capital, individually, the Fees specified in that certain fee letter dated as of June 27, 2006 among Borrower and GE Capital, as supplemented by that certain Supplemental Fee Letter dated as of the Amendment No. 3 Closing Date and as supplemented by that certain Supplemental Fee Letter dated as of the Amendment No. 5 Closing Date (collectively, the "GE Capital Fee Letter"), at the times specified for payment therein."


                           (e) Amendment to Section 1.5(d). Section 1.5(d) of
the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Prepayments from Issuance of Securities; Segregated Account. Immediately upon the receipt by Holdings, Borrower or any of its Subsidiaries of the proceeds of the issuance of Stock, Borrower shall prepay the Loans in an amount equal to fifty percent (50%) of such proceeds, net of underwriting discounts and commissions and other reasonable out-of-pocket costs associated therewith. The payments shall be applied in accordance with Section 1.5(e). Notwithstanding the foregoing, the following proceeds of stock issuance shall be excluded from any mandatory prepayment: (i) proceeds of issuances of Stock by Holdings or Borrower on or prior to the Closing Date, (ii) proceeds of issuances of Stock of Holdings (and options and warrants for the issuance of Stock of Holdings) to employees and directors of Holdings, Borrower or Beverly and proceeds from the exercise of options and warrants by employees and directors and (iii) proceeds of issuances of Stock by any Subsidiary of Borrower to Borrower which constitutes an Investment permitted hereunder. On the one hundred twentieth day following (i) the Amendment No. 5 Closing Date, the Borrower shall prepay the Loans, in accordance with Section 1.5(e), in an amount equal to 100% of the remaining funds in the Segregated Account which were deposited in the Segregated Account on the Amendment No. 5 Closing Date and have not been used to pay the purchase price of the Strategic Initiatives and (ii) the date on which any additional funds are deposited into the Segregated Account, the Borrower shall prepay the Loans, in accordance with Section 1.5(e), in an amount equal to 100% of the remaining funds in the Segregated Account which were deposited on such date and have not been used to pay the purchase price of the Strategic Initiatives."

                           (f) Amendment to Section 3.25. Section 3.25 of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "3.25 Segregated Account. As of the Amendment No. 5 Closing Date, Borrower has deposited into deposit account number 112813519 at City National Bank $17,271,000 ("Segregated Account") which (i) funds (along with any additional funds deposited into the Segregated Account within forty-five (45) days of the Amendment No. 5 Closing Date) will be used solely to (A) pay for Strategic Initiatives approved in writing by the Agent or (B) repay Loans hereunder as required by Section 1.5(d) and
         (ii) will be subject to a Control Agreement. The Agent shall have sole dominion and control of the Segregated Account and shall withdraw funds therefrom (i) upon the written request of the Borrower, to pay for Strategic Initiatives approved in writing by the Agent or
        (ii) to repay Loans as required by Section 1.5(d) (and the Borrower hereby acknowledges that the Agent may, without notice to the Borrower, withdraw funds from the Segregated Account for the purposes set forth in this sentence)."

                           (g) Amendment to Section 5.1(f). Section 5.1(f) of
the Credit Agreement is hereby amended by replacing the amount "$20,000,000" which appears therein with "$25,000,000". (h) Amendment to Section 5.6(v).
Section 5.6(v) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(v) the sum of all amounts payable in connection with any Permitted Acquisition (including the purchase price, all transaction costs and all Indebtedness, liabilities and Contingent Obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of Borrower and Target) shall not exceed $20,000,000 and the sum of such amounts payable in connection with all Permitted Acquisitions shall not exceed $100,000,000, and the portion thereof allocable to goodwill and intangible assets for all such Permitted Acquisitions during the term hereof shall not exceed $60,000,000."

                           (i) Amendment to Section 6.1(a). Section 6.1(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Capital Expenditure Limits. Holdings and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed the aggregate amounts set forth opposite each of such periods (the "Capex Limit"):

                 Period                                     Maximum Capital
                                                        Expenditures per Period

                 Fiscal Year 2007                             $42,000,000

                 Fiscal Year 2008 and                         $50,000,000
                 each Fiscal Year thereafter


                  provided, however, that the Capex Limit referenced above will be increased in any period by an amount equal to 50% of the difference obtained by taking the Capex Limit for the immediately prior period (excluding any Capex Carry Over Amounts) minus the actual amount of any Capital Expenditures expended during such prior period (the "Capex Carry Over Amount"), and for purposes of measuring compliance herewith, the Capex Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in that succeeding period; provided further that
        (i) the Capex Limit for Fiscal Year 2008 shall be reduced by the positive difference, if any, between (A) the actual amount of

         Capital Expenditures expended during Fiscal Year 2007 minus (B) the Capex Limit for Fiscal Year 2007 and (ii) that the Capex Carry Over Amount for any Fiscal Year shall not exceed $10,000,000."

                           (j) Amendment to Section 6.1(c). Section 6.1(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Minimum Fixed Charge Coverage Ratio. Holdings and its Subsidiaries shall have on a consolidated basis at the end of each Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio for the 12-Fiscal Month period then ended of not less than the following:

                  1.20 for the Fiscal Quarters ending December 31, 2006 and
                       March 31, 2007;
                  1.15 for the Fiscal Quarter ending June 30, 2007;
                  1.10 for each Fiscal Quarter ending after June 30, 2007
                       but on or prior to December 31, 2011; and
                  1.20 for each Fiscal Quarter ending thereafter."

                           (k) Amendment to Section 6.1(e). Section 6.1(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Maximum Leverage Ratio. Holdings and its Subsidiaries on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Leverage Ratio as of the last day of such Fiscal Quarter and for the 12-Fiscal Month period then ended, of not more than the following:

                  4.35 for the Fiscal Quarters ending December 31, 2006, 2006 and March 31, 2007;

                  4.70 for the Fiscal Quarter ending June 30, 2007; 4.80 for the Fiscal Quarter ending September 30, 2007;

                  5.00 for the Fiscal Quarters ending December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008;

                  4.75 for the Fiscal Quarters ending December 31, 2008 and March 31, 2009;

                  4.50 for the Fiscal Quarter ending June 30, 2009 and September 30, 2009;

                  4.25 for the Fiscal Quarters ending December 31, 2009, March 31, 2010 and June 30, 2010;

                  4.00 for the Fiscal Quarters ending September 30, 2010 and December 31, 2010;

                  3.25 for the Fiscal Quarters ending March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011;
                           and

                  3.00 for the Fiscal Quarter ending March 31, 2012 and for each Fiscal Quarter ending thereafter."

                           (l) Amendment to Section 6.1(f). Section 6.1(f) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Maximum Senior Leverage Ratio. Holdings and its Subsidiaries on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Senior Leverage Ratio as of the last day of such Fiscal Quarter and for the 12-Fiscal Month period then ended, of not more than the following:

                  2.85     for the Fiscal Quarter ending December 31, 2006;

                  2.85     for the Fiscal Quarter ending March 31, 2007;

                  2.95     for the Fiscal Quarter ending June 30, 2007;

                  3.00     for the Fiscal Quarter ending September 30, 2007;
                           3.15 for the Fiscal Quarters ending December 31, 2007, March 31, 2008, June 30, 2008, September 30,
                           2008 and December 31, 2008;

                  3.00 for the Fiscal Quarters ending March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009;

                  2.75 for the Fiscal Quarters ending March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010;
                           and

                  2.50 for the Fiscal Quarter ending March 31, 2011 and for each Fiscal Quarter ending thereafter."

                           (m) Amendment to Section 6.2(a)(i). Section 6.2(a)(i)
of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "As soon as available and in any event within forty-five (45) days (or if Holdings files an extension with the Securities & Exchange Commission, fifty (50) days; provided, that Borrower has given Agent a written explanation forty- five (45) days after the end of the applicable Fiscal Quarter of Holdings, in form and substance reasonably acceptable to Agent, regarding the need for such extension) after the end of each Fiscal Quarter (excluding the last Fiscal Quarter of Holdings' Fiscal Year), Borrower will deliver (1) the consolidated and consolidating balance sheets of Holdings and its Subsidiaries, as at the end of such quarter, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year of Holdings to the end of such Fiscal Quarter, (2) a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered pursuant to Section 6.2(h) and (3) a schedule of the outstanding Indebtedness for borrowed money of Holdings and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan."

                           (n) Amendment to Section 6.2(d). Section 6.2(d) of
the Credit Agreement is hereby amended by replacing the term "Fiscal Quarter" with the term "Fiscal Month" therein.

                           (o) Amendment to Section 8.2(m). Section 8.2(m) of
the Credit Agreement is hereby amended by adding "AND (E) AUTHORIZES AND INSTRUCTS THE AGENT ON ITS BEHALF TO ENTER INTO THE FIRST AMENDMENT TO INTERCREDITOR AGREEMENT AS FIRST LIEN AGENT (AS DEFINED THEREIN) AND ON BEHALF OF SUCH LENDER" after clause (D) in the first sentence thereof.

                           (p) Amendment to Section 9.2(b). Section 9.2(b) of
the Credit Agreement is hereby amended by inserting the following sentence after the third sentence therein: "No amendment, modification, termination or waiver of or consent with respect to any provision of any Loan Document appropriate (as reasonably determined by the Agent) to evidence or implement an Incremental Revolving Loan or Incremental Term Loan, shall be effective unless the same shall be in writing and signed by Agent, Borrower, and any Incremental Revolving Loan Lender or Incremental Term Loan Lender, as applicable; provided, however, that any amendment to Section 1.1(g) shall require the written consent of the Required Lenders."

                           (q) Amendments to Annex A. Annex A of the Credit
Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

                                    (1) "Amendment No. 5 Closing Date" means
                                    February 22, 2008."

                                    (2) "Delaware Imaging" means Delaware
                                    Imaging Partners, Inc., a Delaware
                                    corporation.

                                    (3) "First Amendment to Intercreditor
                                    Agreement" means that certain First
                                    Amendment to Intercreditor Agreement, dated
                                    February 22, 2008, among the Agent, the
                                    Second Lien Agent and the Credit Parties.

                                    (4) "Increase Effective Date" has the
                                    meaning ascribed to it in Section 1.1(g).

                                    (5) "Incremental Revolving Loan" has the meaning ascribed to it in Section 1.1(g).

                                    (6) "Incremental Revolving Loan Lender" has the meaning ascribed to it in Section 1.1(g).

                                    (7) "Incremental Term Loan" has the meaning ascribed to it in Section 1.1(g).

                                    (8) "Incremental Term Loan Lender" has the meaning ascribed to it in Section 1.1(g).

                                    (9) "New Imaging Center" means, as of any date of determination, any new imaging center which has been open for business for less than (12) months.


                                    (10) "New Imaging Center EBITDA" means with respect to any New Imaging Center for any period (a "Measurement Period"), the product of (I) the "center level profit or loss" of such New Imaging Center determined in accordance with GAAP for the period (the "Annualization Period") from and including the date such New Imaging Center opened through and including the last day of the Measurement Period multiplied by (II) a number obtained by dividing 365 by the number of days in the Annualization Period.

                           (r) Amendments to Annex A.

                                    (1) Annex A of the Credit Agreement is
                                    hereby amended by amending and restating the following definitions to each read in its entirety as follows:

                  "Lenders means GE Capital, the other Lenders named on the signature pages of the Agreement, and, if any such Lender shall decide to assign all or any portion of the Obligations, such term shall include any assignee of such Lender, and any other financial institution that becomes a party hereto by execution of a joinder agreement in connection with any Incremental Term Loans or Incremental Revolving Loans and any assignee of such Lender."

                  "Revolving Loan Commitment means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of Revolving Credit Advances or incur its Pro Rata Share of Letter of Credit Obligations (including, in the case of the Swing Line Lender, its commitment to make Swing Line Advances as a portion of its Revolving Loan Commitment) as set forth on Annex B (as supplemented by Supplemental Annex B to the Agreement) or in the most recent Assignment Agreement, if any, executed by such Lender and, if applicable, the commitment of such Lender to make Incremental Revolving Loans, which commitment is in the amount set forth in the applicable joinder agreement, or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Revolving Credit Advances (including, in the case of the Swing Line Lender, Swing Line Advances) or incur Letter of Credit Obligations, which aggregate commitment shall be FIFTY-FIVE MILLION DOLLARS ($55,000,000) on the Amendment No. 3 Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement."

                  "Term Loan B Commitment means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of the Term Loan B (as set forth on Annex B (as supplemented by Supplemental Annex B)) in the maximum aggregate amount set forth in Section 1.1(a) or in the most recent Assignment Agreement, if any, executed by such Lender and the commitment of such Lender to make Incremental Term Loans, which commitment is in the amount set forth in the applicable joinder agreement, or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Term Loan B. The Term Loan B Commitment with respect to each Term Loan B shall reduce automatically by the amount prepaid or repaid in respect of such Term Loan B (but solely by the amount of such prepayment or repayment allocable to a Lender, for purposes of clause (a) of this definition)."

                                    (2) Annex A of the Credit Agreement is
                                    hereby amended by replacing the phrase
                                    "Telerate Page 3750" with the phrase
                                    "Reuters Screen LIBOR01 Page" in the
                                    definition of "LIBOR Rate" therein.


                           (s) Amendment to Annex F. Annex F is hereby replaced
with the revised Annex F attached as Annex F to this Amendment. (t) Schedules. Each of Schedules 3.1(a), 3.1(b), 3.10, 3.11, 3.12, 3.14, 3.16, 3.17, 3.18,
3.19, 5. 1, and 5.2, to the Credit Agreement is hereby replaced with the applicable Schedule attached hereto.

                           (u) Schedule II to Exhibit 6.2(d) is hereby amended
and restated to read in its entirety as set forth on Schedule II to Exhibit 6.2(d) attached hereto.

                           (v) Omnibus Amendment to Credit Agreement. Each
reference in the Credit Agreement to "Credit Party", "Credit Parties", and/or "Guarantors" as applicable, shall be deemed to include a reference to Delaware Imaging.

                  2. Limited Waiver. The Agent and the Lenders hereby waive any breach or violation of the Credit Agreement (and any resulting Event of Default) to the extent arising solely from the failure of Holdings and its Subsidiaries to comply with the limitation on the maximum amount of Capital Expenditures permitted for the Fiscal Year ending 2007 set forth in Section 6.1 of the Credit Agreement so long as such Capital Expenditures did not exceed $49,000,000 ("Specified Default").

The waiver set forth above shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any other Default or other Event of Default or any other provision of the Credit Agreement or any other Loan Document or to prejudice any right, power or remedy which any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this Agreement), all of which rights, powers and remedies are hereby expressly reserved by the Agents and Lenders.

         3. Representations and Warranties of Credit Parties. The Credit Parties represent and warrant that:

                  (a) the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                  (b) after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and no Default or Event of Default shall have occurred and is continuing.

         4. Conditions To Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

                  (a) This Amendment shall have been executed and delivered by the Agent, Requisite Lenders, Supermajority Revolving Lenders and the Credit Parties;

                  (b) The execution and delivery of the Amendment No. 5 to Second Lien Credit Agreement, in form, substance and manner satisfactory to the Agent;

                  (c) Agent shall have received each of the agreements, documents, certificates, opinions or other instruments listed on the closing checklist attached hereto as Exhibit A, each duly executed by the parties thereto (as applicable) and each in form and substance satisfactory to Agent; and

                  (d) The Agent shall have received, on behalf of each Lender who has executed this Amendment, a nonrefundable amendment fee equal to 0.50% of such Lender's Commitment, which fee shall be fully earned and payable on the date hereof.

         5. Reference To And Effect Upon The Credit Agreement.

                  (a) The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

        Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

         6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.


         9. Reaffirmation of Guaranties. The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations and reaffirm that the Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Agent, on behalf of itself and the Lenders, under the Security Agreement and the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties. Each Credit Party acknowledges that all references to "Credit Agreement" and "Obligations" in the Loan Documents shall take into account the provisions of this Amendment and be a reference to the "Credit Agreement" and the "Obligations" as amended hereby.

                                      * * *

       AMENDMENT NO. 5 AND LIMITED WAIVER TO SECOND LIEN CREDIT AGREEMENT


                  This AMENDMENT NO. 5 AND LIMITED WAIVER TO SECOND LIEN CREDIT AGREEMENT (this "AMENDMENT"), dated as of February 22, 2008, by and among RADNET MANAGEMENT, INC., a California corporation (the "BORROWER"), the other persons designated as Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent ("AGENT") and the Persons signatory thereto from time to time as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (each as hereinafter defined).


                                    RECITALS
                                    --------

         WHEREAS, the Borrower, the Credit Parties, Agent and Lenders have entered into that certain Second Lien Credit Agreement dated as of November 15, 2006 (as amended by that certain (i) Limited Waiver and Amendment No. 1 to Second Lien Credit Agreement dated as of April 5, 2007, (ii) Amendment No. 2 to Second Lien Credit Agreement dated as of May 30, 2007, (iii) Amendment No. 3 to Second Lien Credit Agreement dated as of August 23, 2007 and (iv) Amendment No. 4 to Second Lien Credit Agreement dated as of December 3, 2007, and as further amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrowers, Agent and Supermajority Lenders have agreed to the amendments and limited waiver as set forth herein;

         NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

              1. AMENDMENTS TO CREDIT AGREEMENT.

                      (a) AMENDMENT TO SECTION 1.1. SECTION 1.1 of the Credit Agreement is hereby amended and restated to (i) be renumbered as SECTION 1.1(a) and (ii) read in its entirety as follows:

                  "(a) TERM LOAN C. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower and the other Credit Parties contained herein, the Term Lenders made a term loan to the Borrower on the Closing Date, in the aggregate principal amount of $135,000,000. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower and the other Credit Parties contained herein, each Term Lender agrees, severally and not jointly, to lend to

         Borrower in one draw, on the Amendment No. 5 Closing Date an amount such that, after giving effect to such loan, the amount of each Term Loan C (as defined below) held by each Term Lender shall be as set forth opposite such Lender's name in ANNEX B. Amounts borrowed under this Section 1.1 are collectively referred to as the "INITIAL TERM LOAN C" and together with any Incremental Term Loan (as defined below), the "TERM LOAN C". The outstanding principal balance of the Term Loan C shall be due and payable in full on the Term Loan C Maturity Date. Amounts borrowed under this SECTION 1.1(a) and repaid may not be reborrowed.

                  At the request of the applicable Lender, such Lender's Term Loan C shall be evidenced by promissory notes substantially in the form of EXHIBIT 1.1(a) (as amended, modified, extended, substituted or replaced from time to time, each a "TERM NOTE C" and, collectively, the "TERM NOTES C"), and, except as provided in SECTION 1.7, Borrower shall execute and deliver each Term Note C to the applicable Lender. Each Term Note C shall represent the obligation of Borrower to pay the amount of the applicable Lender's Term Loan C Commitment, together with interest thereon."

                      (b) AMENDMENT TO SECTION 1.1. SECTION 1.1 of the Credit Agreement is hereby amended by inserting the following new clause (b):

                  "(b) INCREMENTAL TERM LOANS.

                  (i) Borrower may make up to five requests for an incremental term loan (the "INCREMENTAL TERM LOAN"), each such request being for at least $5,000,000, and in an aggregate amount not to exceed $25,000,000 for all such requests pursuant to delivery of a written request from the Borrower to the Agent; PROVIDED, HOWEVER that (i) no Incremental Term Loan shall be permitted to be made later than forty-five (45) days after the Amendment No. 5 Closing Date and (ii) Borrower will deposit into the Segregated Account the first $14,100,000 of Incremental Term Loans borrowed pursuant to this Section 1.1(b)(i) which amounts will be used in accordance with Section 3.25 hereof. Each such notice shall specify the date (an "INCREASE EFFECTIVE DATE") on which the Borrower proposes that the increased or new Term Loan C Commitments shall be effective, which date shall be a date not less than ten (10) Business Days after such request is delivered to the Agent. The increased or new Term Loan C Commitments shall become effective on the applicable Increase Effective Date as long as each of the following conditions have been met:

                                    (A) no Default or Event of Default has
         occurred or is continuing or would result after giving effect to such Incremental Term Loan;

                                    (B) the maturity date of any Incremental
         Term Loan, the weighted average life of any Incremental Term Loan, the effective yield to the Lenders under such Incremental Term Loan (including interest, fees received ratably by such Lenders and original issue discount) shall be the same as the Initial Term Loan C, as applicable, at the time such Incremental Term Loan is funded;

                                    (C) the Borrower has provided evidence
         reasonably satisfactory to the Agent that the Borrower would have been in compliance with the financial covenants set forth in SECTION 6 assuming that the Incremental Term Loan had been incurred on the last day of the then most recently completed Fiscal Quarter; and

                                    (D) the Agent shall have received amendments
         to this Agreement and the Loan Documents, joinder agreements for any new Lenders, and all other promissory notes, agreements, documents and instruments reasonably satisfactory to the Agent in its reasonable discretion evidencing and setting forth the conditions of the Incremental Term Loan.

                  (ii) Each Lender which (a) holds a Term Loan C on the date the Borrower delivers a written request to the Agent for a Incremental Term Loan and (b) notifies the Agent in writing within five (5) days of receipt of written notice from the Agent that Borrower has requested an Incremental Term Loan shall have the right to fund its pro rata share of the Incremental Term Loan based upon its share of the Term Loan C Commitment as of the date the Agent originally received the applicable notice from the Borrower. Notwithstanding anything contained herein or otherwise to the contrary, no Lender shall have any obligation to fund all or any portion of, or participate in, the Incremental Term Loan. Amounts of the Incremental Term Loan which are repaid may not be reborrowed.

                  (iii) On any Increase Effective Date on which Incremental Term Loans are effected, subject to the satisfaction of the foregoing terms and conditions, (A) each Lender with an Incremental Term Loan (each, an "INCREMENTAL TERM LOAN LENDER") shall make a Loan to the Borrower in an amount equal to the amount of the Incremental Term Loan such Lender has committed to fund and (B) each Incremental Term Loan Lender shall become a Lender hereunder with respect to the Incremental Term Loan. Amounts of the Incremental Term Loan repaid may not be reborrowed.

                  (iv) Each of the Borrower, Lenders and Agent acknowledges and agrees that an Incremental Term Loan (and related amendments and documents described in clause (iii) above) meeting the conditions set forth in this SECTION 1.1(b) shall not require the consent of any Lender other than those Lenders, if any, which have agreed to participate in the Incremental Term Loan."

                      (c) AMENDMENT TO SECTION 1.2(a). SECTION 1.2(a) of the Credit Agreement is hereby amended by (i) replacing the term "6.00%" with the term "8.00%" and (ii) replacing the term "7.50%" with the term "9.00%" therein.

                      (d) AMENDMENT TO SECTION 1.3(a). SECTION 1.3(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "FEE LETTER. Borrower shall pay to GE Capital, individually, the Fees specified in that certain fee letter dated as of June 27, 2006 among Borrower and GE Capital, as supplemented by that certain Supplemental Fee Letter dated as of the Amendment No. 5 Closing Date (collectively, the "GE CAPITAL FEE LETTER"), at the times specified for payment therein."

                      (e) AMENDMENT TO SECTION 1.3(f). SECTION 1.3(f) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "PREPAYMENT FEE. If the Borrower prepays (for any reason (including any mandatory prepayment or acceleration)) all or any portion of the Term Loan C on or prior to the third anniversary of the Amendment No. 5 Closing Date, Borrower shall pay to Agent, for the ratable benefit of Lenders, as liquidated damages and compensation for the costs of being prepared to make funds available hereunder, an amount equal to the product of (i) the Applicable Percentage multiplied by (ii) the aggregate principal amount of the Term Loan C being prepaid (the "PREPAYMENT FEE"). As used herein, the term "Applicable Percentage" shall mean (x) three percent (3.0%), in the case of a prepayment on or prior to the first anniversary of the Amendment No. 5 Closing Date, (y) two percent (2.0%), in the case of a prepayment after the first anniversary of the Amendment No. 5 Closing Date but on or prior to the second anniversary thereof and (z) one percent (1.0%), in the case of a prepayment after the second anniversary of the Amendment No. 5 Closing Date but on or prior to the third anniversary thereof. The Credit Parties agree that the Prepayment Fee is a reasonable calculation of Lenders' lost profits in view of the difficulties and impracticality of determining actual damages resulting from prepayment of the Term Loan C."

                      (f) AMENDMENT TO SECTION 1.5(d). SECTION 1.5(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "PREPAYMENTS FROM ISSUANCE OF SECURITIES; SEGREGATED ACCOUNT. Except to the extent applied as a prepayment of the First Lien Loan Obligations, immediately upon the receipt by Holdings, Borrower or any of its Subsidiaries of the proceeds of the issuance of Stock, Borrower shall prepay the Term Loan C in an amount equal to fifty percent (50%) of such proceeds, net of underwriting discounts and commissions and other reasonable out-of-pocket costs associated therewith. The payments shall be applied in accordance with SECTION 1.5(e). Notwithstanding the foregoing, the following proceeds of stock issuance shall be excluded from any mandatory prepayment: (i) proceeds of issuances of Stock by Holdings or Borrower on or prior to the Closing Date, (ii) proceeds of issuances of Stock of Holdings (and options and warrants for the issuance of Stock of Holdings) to employees and directors of Holdings, Borrower or Beverly and proceeds from the exercise of options and warrants by employees and directors and (iii) proceeds of issuances of Stock by any Subsidiary of Borrower to Borrower which constitutes an Investment permitted hereunder. Except to the extent applied as a prepayment of the First Lien Loan Obligations, (i) on the one hundred twentieth day following the Amendment No. 5 Closing Date, the Borrower shall prepay the Term Loan C, in accordance with SECTION 1.5(e), in an amount equal to 100% of the remaining funds in the Segregated Account which were deposited in the Segregated Account on the Amendment No. 5 Closing Date and have not been used to pay the purchase price of the Strategic Initiatives and (ii) on the one hundred twentieth day following the date on which any additional funds are deposited into the Segregated Account, the Borrower shall prepay the Term Loan C, in accordance with SECTION 1.5(e), in an amount equal to 100% of the remaining funds in the Segregated Account which were deposited on such date and have not been used to pay the purchase price of the Strategic Initiatives."

                      (g) AMENDMENT TO SECTION 3.7(b). SECTION 3.7(b) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof to read in its entirety as follows:

                  "Borrower shall utilize the proceeds of the Term Loan C solely for Strategic Initiatives approved in writing by the Agent, to repay the Revolving Loan (as defined in the First Lien Credit Agreement), and for the financing of Borrower's ordinary working capital and general corporate needs."

                      (h) AMENDMENT TO SECTION 3. SECTION 3 of the Credit Agreement is hereby amended by inserting the following new SECTION 3.25 at the end thereof:

         "3.25 SEGREGATED ACCOUNT. As of the Amendment No. 5 Closing Date, Borrower has deposited into deposit account number 112813519 at City National Bank $17,271,000 ("Segregated Account") which (i) funds (along with any additional funds deposited into the Segregated Account within forty-five (45) days of the Amendment No. 5 Closing Date) will be used solely to (A) pay for Strategic Initiatives approved in writing by the Agent or (B) repay Loans hereunder as required by Section 1.5(d) and
         (ii) will be subject to a Control Agreement. The Agent shall have sole dominion and control of the Segregated Account and shall withdraw funds therefrom (i) upon the written request of the Borrower, to pay for Strategic Initiatives approved in writing by the Agent or (ii) to repay Loans as required by SECTION 1.5(d) (and the Borrower hereby acknowledges that the Agent may, without notice to the Borrower, withdraw funds from the Segregated Account for the purposes set forth in this sentence)."

                      (i) AMENDMENT TO SECTION 5.1(f). SECTION 5.1(f) of the Credit Agreement is hereby amended by replacing the amount "$20,000,000" which appears therein with "$25,000,000".

                      (j) AMENDMENT TO SECTION 5.6(v). SECTION 5.6(v) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(v) the sum of all amounts payable in connection with any Permitted Acquisition (including the purchase price, all transaction costs and all Indebtedness, liabilities and Contingent Obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of Borrower and Target) shall not exceed $20,000,000 and the sum of such amounts payable in connection with all Permitted Acquisitions shall not exceed $100,000,000, and the portion thereof allocable to goodwill and intangible assets for all such Permitted Acquisitions during the term hereof shall not exceed $60,000,000."

                      (k) AMENDMENT TO SECTION 6.1(a). SECTION 6.1(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "CAPITAL EXPENDITURE LIMITS. Holdings and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed the aggregate amounts set forth opposite each of such periods (the "CAPEX LIMIT"):

                  PERIOD                         MAXIMUM CAPITAL EXPENDITURES
                  ------                         ----------------------------
                                                 PER PERIOD
                                                 ----------
                  Fiscal Year 2007                           $44,000,000
                  Fiscal Year 2008 and each                  $52,000,000
                  Fiscal Year thereafter

                  PROVIDED, HOWEVER, that the Capex Limit referenced above will be increased in any period by an amount equal to 50% of the difference obtained by taking the Capex Limit for the immediately prior period (excluding any Capex Carry Over Amounts) MINUS the actual amount of any Capital Expenditures expended during such prior period (the "CAPEX CARRY OVER AMOUNT"), and for purposes of measuring compliance herewith, the Capex Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in that succeeding period; PROVIDED FURTHER that (i) the Capex Limit for Fiscal Year 2008 shall be reduced by the positive difference, if any, between (A) the actual amount of Capital Expenditures expended during Fiscal Year 2007 minus (B) the Capex Limit for Fiscal Year 2007 and (ii) that the Capex Carry Over Amount for any Fiscal Year shall not exceed $10,000,000."

                      (l) AMENDMENT TO SECTION 6.1(c). SECTION 6.1(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "MINIMUM FIXED CHARGE COVERAGE RATIO. Holdings and its Subsidiaries shall have on a consolidated basis at the end of each Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio for the 12-Fiscal Month period then ended of not less than the following.

                 1.10 for the Fiscal Quarters ending December 31, 2006, 2006 and March 31, 2007;
                 1.05     for the Fiscal Quarter ending June 30, 2007;
                 1.00 for each Fiscal Quarter ending after June 30, 2007 but on or prior to December 31, 2011; and
                 1.10     for each Fiscal Quarter ending thereafter."


                      (m) AMENDMENT TO SECTION 6.1(e). SECTION 6.1(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "MAXIMUM LEVERAGE RATIO. Holdings and its Subsidiaries on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Leverage Ratio as of the last day of such Fiscal Quarter and for the 12-Fiscal Month period then ended, of not more than the following:


                 4.60    for the Fiscal Quarters ending December 31,
                         2006 and March 31, 2007;
                 4.95    for the Fiscal Quarter ending June 30, 2007;
                 5.05    for the Fiscal Quarter ending September 30,
                         2007;
                 5.25    for the Fiscal Quarters ending December 31, 2007,
                         March 31, 2008, June 30, 2008 and September 30, 2008;
                 5.00 for the Fiscal Quarters ending December 31, 2008 and March 31, 2009;
                 4.75 for the Fiscal Quarter ending June 30, 2009 and September 30, 2009;
                 4.50 for the Fiscal Quarters ending December 31, 2009, March 31, 2010 and June 30, 2010;
                 4.25 for the Fiscal Quarters ending September 30, 2010 and December 31, 2010;
                 3.50    for the Fiscal Quarters ending March 31, 2011, June
                         30, 2011, September 30, 2011 and December 31, 2011;
                 3.25    for the Fiscal Quarters ending March 31, 2012, June
                         30, 2012, September 30, 2012 and December 31, 2012;
                         and
                 3.00 for the Fiscal Quarter ending March 31, 2013 and for each Fiscal Quarter ending thereafter."

                      (n) AMENDMENT TO SECTION 6.1(f). SECTION 6.1(f) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "MAXIMUM SENIOR LEVERAGE RATIO. Holdings and its Subsidiaries on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Senior Leverage Ratio as of the last day of such Fiscal Quarter and for the 12-Fiscal Month period then ended, of not more than the following:

                 3.05    for the Fiscal Quarter ending December 31, 2006;
                 3.10    for the Fiscal Quarter ending March 31,
                         2007;
                 3.20    for the Fiscal Quarter ending June 30, 2007;
                 3.25    for the Fiscal Quarter ending September 30, 2007;
                 3.40 for the Fiscal Quarters ending December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and
                         December 31, 2008;
                 3.25    for the Fiscal Quarters ending March 31, 2009, June 30,
                         2009, September 30, 2009 and December 31, 2009;
                 3.00    for the Fiscal Quarters ending March 31, 2010, June 30,
                         2010, September 30, 2010 and December 31, 2010;
                 2.75 for the Fiscal Quarter ending March 31, 2011 and for each Fiscal Quarter ending thereafter."


                      (o) AMENDMENT TO SECTION 6.2(a)(i). SECTION 6.2(a)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                      (p) "As soon as available and in any event within forty-five (45) days (or if Holdings files an extension with the Securities & Exchange Commission, fifty (50) days; PROVIDED, that Borrower has given Agent a written explanation forty-five (45) days after the end of the applicable Fiscal Quarter of Holdings, in form and substance reasonably acceptable to Agent, regarding the need for such extension) after the end of each Fiscal Quarter (excluding the last Fiscal Quarter of Holdings' Fiscal Year), Borrower will deliver (1) the consolidated and consolidating balance sheets of Holdings and its Subsidiaries, as at the end of such quarter, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year of Holdings to the end of such Fiscal Quarter, (2) a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered pursuant to SECTION 6.2(h) and (3) a schedule of the outstanding Indebtedness for borrowed money of Holdings and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan."

                      (q) AMENDMENT TO SECTION 8.2(m). SECTION 8.2(m) of the Credit Agreement is hereby amended by adding "AND (E) AUTHORIZES AND INSTRUCTS THE AGENT ON ITS BEHALF TO ENTER INTO THE FIRST AMENDMENT TO INTERCREDITOR AGREEMENT AS SECOND LIEN AGENT (AS DEFINED THEREIN) AND ON BEHALF OF SUCH LENDER" after clause (D) in the first sentence thereof.

                      (r) AMENDMENT TO SECTION 9.2(b). SECTION 9.2(b) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof: "No amendment, modification, termination or waiver of or consent with respect to any provision of any Loan Document appropriate (as reasonably determined by the Agent) to evidence or implement an Incremental Term Loan, shall be effective unless the same shall be in writing and signed by Agent, Borrower, and Incremental Term Loan Lender, as applicable; PROVIDED, HOWEVER, that any amendment to SECTION 1.1(b) shall require the written consent of the Required Lenders."

                      (s) AMENDMENTS TO ANNEX A. ANNEX A of the Credit Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

                            (1) "AMENDMENT NO. 5 CLOSING DATE means February 22, 2008."

                            (2) "DELAWARE IMAGING" means Delaware Imaging Partners, Inc., a Delaware corporation.

                            (3) "FIRST AMENDMENT TO INTERCREDITOR AGREEMENT" means that certain First Amendment to Intercreditor Agreement, dated February 22, 2008, among the Agent, the First Lien Agent and the Credit Parties.

                            (4) "INCREASE EFFECTIVE DATE" has the meaning ascribed to it in SECTION 1.1(b).

                            (5) "INCREMENTAL TERM LOAN" has the meaning ascribed to it in SECTION 1.1(B).

                            (6) "INCREMENTAL TERM LOAN LENDER" has the meaning ascribed to it in SECTION 1.1(b).

                            (7) "SEGREGATED ACCOUNT has the meaning ascribed to it in SECTION 3.25."

                            (8) "STRATEGIC INITIATIVES means any acquisitions, investments, or other initiatives taken by Borrower and approved in advance in writing by the Agent."

                            (9) "NEW IMAGING CENTER" means, as of any date of determination, any new imaging center which has been open for business for less than (12) months.

                            (10) "NEW IMAGING CENTER EBITDA" means with respect to any New Imaging Center for any period (a "Measurement Period"), the product of (I) the "center level profit or loss" of such New Imaging Center determined in accordance with GAAP for the period (the "Annualization Period") from and including the date such New Imaging Center opened through and including the last day of the Measurement Period MULTIPLIED BY (II) a number obtained by DIVIDING 365 by the number of days in the Annualization Period.

                      (t) AMENDMENTS TO ANNEX A.

                            (1) ANNEX A of the Credit Agreement is hereby amended by amending and restating the following definitions to each read in its entirety as follows:

                   "LENDERS means GE Capital, the other Lenders named on the signature pages of the Agreement, and, if any such Lender shall decide to assign all or any portion of the Obligations, such term shall include any assignee of such Lender, and any other financial institution that becomes a party hereto by execution of a joinder agreement (in connection with any Incremental Term Loans or otherwise) and any assignee of such Lender."

                  "TERM LOAN C COMMITMENT means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of the Term Loan C (as set forth on ANNEX B (as supplemented by SUPPLEMENTAL ANNEX B to the Agreement)) in the maximum aggregate amount set forth in SECTION 1.1(a) or in the most recent Assignment Agreement, if any, executed by such Lender and the commitment of such Lender to make Incremental Term Loans, which commitment is in the amount set forth in the applicable joinder agreement, or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Term Loan C. The Term Loan C Commitment with respect to each Term Loan C shall reduce automatically by the amount prepaid or repaid in respect of such Term Loan C (but solely by the amount of such prepayment or repayment allocable to a Lender, for purposes of clause (a) of this definition)."

                            (2) ANNEX A of the Credit Agreement is hereby amended by replacing the phrase "Telerate Page 3750" with the phrase "Reuters Screen LIBOR01 Page" in the definition of "LIBOR Rate" therein.

                      (u) AMENDMENT TO ANNEX B. ANNEX B of the Credit Agreement is hereby supplemented with the SUPPLEMENTAL ANNEX B attached as ANNEX B to this Amendment.

                      (v) AMENDMENT TO ANNEX F. ANNEX F is hereby replaced with the revised ANNEX F attached as ANNEX F to this Amendment.

                      (w) SCHEDULES. Each of SCHEDULES 3.1(a), 3.1(b), 3.10, 3.11, 3.12, 3.14, 3.16, 3.17, 3.18, 3.19, 5.1, and 5.2, to the Credit Agreement
is hereby replaced with the applicable SCHEDULE attached hereto.

                      (x) EXHIBIT 6.2(d) is hereby amended and restated to read in its entirety as set forth on EXHIBIT 6.2(d) attached hereto.

                      (y) OMNIBUS AMENDMENT TO CREDIT AGREEMENT. Each reference in the Credit Agreement to "Credit Party", "Credit Parties", and/or "Guarantors" as applicable, shall be deemed to include a reference to Delaware Imaging.

                  2. LIMITED WAIVER. The Agent and the Lenders hereby waive any breach or violation of the Credit Agreement (and any resulting Event of Default) to the extent arising solely from the failure of Holdings and its Subsidiaries to comply with the limitation on the maximum amount of Capital Expenditures permitted for the Fiscal Year ending 2007 set forth in SECTION 6.1 of the Credit Agreement so long as such Capital Expenditures did not exceed $49,000,000 ("SPECIFIED DEFAULT").

The waiver set forth above shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any other Default or other Event of Default or any other provision of the Credit Agreement or any other Loan Document or to prejudice any right, power or remedy which any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this Agreement), all of which rights, powers and remedies are hereby expressly reserved by the Agents and Lenders.

                  3. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. The Credit Parties represent and warrant that:

                      (a) the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and


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                      (b) after giving effect to this Amendment, each of the
         representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and no Default or Event of Default shall have occurred and is continuing.

                  4. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon satisfaction of the following conditions precedent:

                     (a) This Amendment shall have been executed and delivered by the Agent, Supermajority Lenders and the Credit Parties;

                     (b) The execution and delivery of the Amendment No. 5 to Credit Agreement, in form, substance and manner satisfactory to the Agent;

                     (c) Agent shall have received each of the agreements, documents, certificates, opinions or other instruments listed on the closing checklist attached hereto as EXHIBIT A, each duly executed by the parties thereto (as applicable) and each in form and substance satisfactory to Agent; and

                     (d) The Agent shall have received, on behalf of each Lender who has executed this Amendment, a nonrefundable amendment fee equal to 0.50% of such Lender's Commitment, which fee shall be fully earned and payable on the date hereof.

                  5. COVENANTS OF LENDERS LISTED ON SUPPLEMENTAL ANNEX B. Each Lender funding a Term Loan C on the Amendment No. 5 Closing Date which was not a Lender prior to the Amendment No. 5 Closing Date:

                      (a) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and

                      (b) agrees that as of the Amendment No. 5 Closing Date it shall be a party to the Credit Agreement and it shall perform in accordance with their terms all obligations that, by the terms of the Loan Documents, are required to be performed by it as a Lender.

                  6. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.


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                      (a) The Credit Agreement and the other Loan Documents
         shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

                      (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                  10. REAFFIRMATION OF GUARANTIES. The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations and reaffirm that the Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Agent, on behalf of itself and the Lenders, under the Security Agreement and the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties. Each Credit Party acknowledges that all references to "Credit Agreement" and "Obligations" in the Loan Documents shall take into account the provisions of this Amendment and be a reference to the "Credit Agreement" and the "Obligations" as amended hereby.

                                      * * *


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